Angel Oak Financials Income Fund
(formerly known as Angel Oak Flexible Income Fund)
Class A Shares – ANFLX
Class T Shares – ANFTX (not currently available for purchase)
Class C Shares – AFLCX
Institutional Class Shares – ANFIX

SUPPLEMENT

dated January 6, 2020 to the
SUMMARY PROSPECTUS and PROSPECTUS

dated May 31, 2019 (each as supplemented)

Effective December 31, 2019, Parks Capital Management, LLC no longer serves as a subadviser to the Angel Oak Financials Income Fund (the “Financials Income Fund”). Accordingly, all references to Parks Capital Management, LLC as a subadviser to the Financials Income Fund are removed from the Summary Prospectus and Prospectus.

In addition, Kevin Parks has joined the Adviser as a portfolio manager, and has joined the portfolio management team for the Financials Income Fund.

Accordingly, the following changes are made to the Summary Prospectus and Prospectus, as applicable:

The following paragraph replaces the ninth paragraph of the Financials Income Fund’s Principal Investment Strategies section of the Summary Prospectus; the ninth paragraph of the Financials Income Fund’s Principal Investment Strategies section on page 13 of the Prospectus; and the eighth paragraph of the Financials Income Fund’s Principal Investment Strategies section on page 38 of the Prospectus:

With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly traded community banks. The Adviser employs a value oriented, research driven approach that seeks to identify community banks with discounted valuation.

The following sentence is added to the Portfolio Management section of the Summary Prospectus:

Kevin Parks, Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2020.

In addition, the following biographical information is added to page 56, under the Portfolio Managers section of the Prospectus:

Kevin Parks is a Portfolio Manager at the Adviser and a Portfolio Manager of the Financials Income Fund. Prior to joining the Adviser in 2020, Mr. Parks was the founder and Chief Investment Officer of Parks Capital Management, LLC, where he managed a long/short equity fund focused on small-cap community banks and served as sub-adviser to the Financials Income Fund. From 2009 through 2019, Mr. Parks was an analyst at Hildene Capital Management, focused on distressed structured credit. In addition to analyzing structured products such as TruPS, CDOs, and CLOs, Mr. Parks also helped monitor the underlying collateral of the firm’s structured products investments.

He also analyzed some of Hildene’s niche investments in TARP, single-name distressed TruPS, and micro-cap bank equities. Mr. Parks graduated Summa Cum Laude from Syracuse University with a B.S. in Finance and a minor in Public Communications. He earned his M.B.A. from New York University’s Stern School of Business with a concentration in Law & Business and Entrepreneurship.

Angel Oak Financials Income Fund
(formerly known as Angel Oak Flexible Income Fund)
Class A Shares – ANFLX
Class T Shares – ANFTX (not currently available for purchase)
Class C Shares – AFLCX
Institutional Class Shares – ANFIX

SUPPLEMENT

dated January 6, 2020 to the
STATEMENT OF ADDITIONAL INFORMATION

dated May 31, 2019 (as supplemented)

Effective December 31, 2019, Parks Capital Management, LLC no longer serves as a subadviser to the Angel Oak Financials Income Fund (the “Financials Income Fund”). Accordingly, all references to Parks Capital Management, LLC as a subadviser to the Financials Income Fund are removed from the Statement of Additional Information.

In addition, Kevin Parks has joined the Adviser as a portfolio manager and has joined the portfolio management team for the Financials Income Fund.

Accordingly, the following changes are made to the Statement of Additional Information:

The following table replaces the table on page 30 under the section entitled “About the Portfolio Managers”:

The following table shows which Portfolio Managers have the primary responsibility for the day-to-day management of each Fund.

Name of Portfolio Manager	Multi-Strategy Income Fund	Financials Income Fund	High Yield Fund	UltraShort Income Fund
Sreeniwas (Sreeni) V. Prabhu	X	X	X	X
Sam Dunlap	X
Berkin Kologlu	X		X
Kin Lee	X
Colin McBurnette	X			X
Clayton Triick				X
Johannes Palsson		X
Navid Abghari		X
Matthew R. Kennedy			X
Nichole Hammond			X
Cheryl Pate		X
Kevin Parks		X

In addition, the following information regarding other accounts managed by Mr. Parks for the Adviser as of November 30, 2019, is added to the table on page 32:

Kevin Parks

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
0	1	0	0	1	0
$0	$9,268,650	$0	$0	$9,268,650	$0

Further, the following supplements the information on page 33 regarding the portfolio managers’ ownership of Fund shares:

As of November 30, 2019, Mr. Parks beneficially owned shares of the Fund(s) in the following amounts:

Portfolio Manager	Multi-Strategy Income Fund	Financials Income Fund	High Yield Fund	Ultra Short Income Fund
Kevin Parks	None	None	None	None

Angel Oak Multi-Strategy Income Fund
Class A Shares – ANGLX
        Class T Shares – ANGTX (not currently available for purchase)
Class C Shares – ANGCX
Institutional Class Shares – ANGIX
SUPPLEMENT
dated January 6, 2020 to the
SUMMARY PROSPECTUS AND PROSPECTUS

dated May 31, 2019 (as supplemented)

Since November 31, 2019, Parks Capital Management, LLC (“PCM”) has no longer served as a subadviser to the Angel Oak Multi-Strategy Income Fund (the “Multi-Strategy Income Fund”). Accordingly, the Multi-Strategy Income Fund is no longer employing the strategy implemented by PCM and, as such, the disclosure relating to that strategy is removed from the Fund’s Prospectus and Summary Prospectus.

For clarity, the Principal Investment Strategies of the Fund as disclosed in its Summary Prospectus is restated below, in its entirety, with the deleted information stricken:
Principal Investment Strategies
The Fund invests primarily in mortgage-backed and other asset-backed fixed income securities, including securities backed by assets such as credit card receivables, student loans, automobile loans and residential and commercial real estate. The Fund’s allocation of its assets into various asset classes within the asset-backed fixed income market will depend on the views of Angel Oak Capital Advisors, LLC (the “Adviser”), the investment adviser to the Fund, as to the best value relative to what is currently presented in the market place. The Fund’s portfolio managers lead a team of sector specialists responsible for researching opportunities within their sector and making recommendations to the Fund’s portfolio managers. In selecting investments, the Adviser may consider maturity, yield and ratings information and opportunities for price appreciation among other criteria. The Adviser may sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. From time to time, the Fund may allocate its assets so as to focus on particular types of asset-backed fixed income securities. The Fund may also invest up to 20% of its net assets in collateralized loan obligations (“CLOs”), which are backed by a pool of loans. The Fund may also invest in collateral debt obligations (“CDOs”), which may be backed by a pool of debt. CLOs and CDOs are similar to collateralized mortgage obligations (“CMOs”) (described below), but differ as to the type of underlying loan or debt. CLOs, CDOs, and CMOs and other securitizations may be referred to as Structured Products.
Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities (“RMBS”). Residential mortgage loans are generally classified into three categories based on the risk profile of the borrower and the property: (i) Prime, (ii) Alternative-A (“Alt-A”), and (iii) Subprime. Prime residential mortgage loans are extended to borrowers who represent a relatively low risk profile through a strong credit history. Subprime loans are made to borrowers who display poor credit histories and other characteristics that correlate with a higher default risk. Alt-A loans are made to borrowers whose risk profile falls between Prime and Subprime. When selecting RMBS investments for the Fund, the Adviser intends to focus on RMBS that are collateralized by pools of Prime or Alt-A mortgages and that are seasoned (i.e., have a history of timely payments) (these securities are also known as CMOs).
Prime mortgage loans may be either “agency” or “non-agency.” Agency loans have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan

Mortgage Corporation (“Freddie Mac”). Non-agency loans have balances that may or may not fall within the limits set by FHFA and do not qualify as collateral for securities that are issued by Ginnie Mae, Fannie Mae or Freddie Mac, and are sponsored by private companies other than government sponsored enterprises (sometimes referred to as “private label paper”). Under normal circumstances, the Fund will concentrate its investments (i.e., invest more than 25% of its total assets (measured at the time of purchase)) in residential mortgage-backed securities (agency and non-agency) and commercial mortgage-backed securities.
The Adviser analyzes a variety of factors when selecting investments for the Fund, such as collateral quality, credit support, structure and market conditions. The Adviser attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values. The Adviser will also seek to invest in securities that have relatively low volatility. The Adviser seeks to limit risk of principal by targeting assets that it considers undervalued.
The Fund may also make direct investments in mortgage loans.
~~With respect to a limited portion of the Fund’s portfolio, the Fund may purchase and/or short sell equity securities of small-cap, publicly-traded community banks. Parks Capital Management, LLC, the Fund’s subadviser (the “Subadviser”), is responsible for managing this portion of the Fund’s portfolio, and the Subadviser employs a value-oriented, research-driven approach that seeks to identify community banks with discounted valuation.~~
The Fund may also invest in the securities of other investment companies (including those that are part of the same group of investment companies as the Fund) that invest primarily in fixed income securities. The Fund may invest, without limitation, in corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”), and securities that are not rated by any rating agencies. In selecting debt investments, the Adviser may consider maturity, yield, and ratings information and opportunities for price appreciation.
The Fund may invest up to 15% of its net assets in illiquid investments.
In pursuing its investment objectives or for hedging purposes, the Fund may utilize (i) short selling, (ii) borrowing, and (iii) various types of derivative instruments, swaps (including total return and credit default swaps), futures contracts, and options, although the Adviser expects that not all such derivatives will be used at all times. Such derivatives may trade over-the-counter or on an exchange and may principally be used for one or more of the following purposes: speculation, currency hedging, duration management, or to pursue the Fund’s investment objective. The Fund may borrow to the maximum extent permitted by applicable law, which generally means that the Fund may borrow up to one-third of its total assets. The Fund may also invest in repurchase agreements and reverse repurchase agreements.
The Fund may implement its strategy by making investments directly or, to comply with certain regulations, through a wholly-owned and controlled subsidiary of the Fund organized as a statutory trust under the laws of the state of Delaware (each, a “Subsidiary”). The Subsidiary may invest in residential and commercial real estate whole loans, participations in such loans or instruments representing the right to receive interest payments and principal due on such loans. The Subsidiary may invest in residential and commercial real estate loans of any credit rating or no credit rating, including without limit in loans that are rated below investment grade. The principal risks of investments in the Subsidiary are the same as those relating to residential loans and mortgages. See “Residential Loans and Mortgages Risk.” The allocation of the Fund’s investments, if any, in the Subsidiary will vary over time, and the Subsidiary’s investments will also vary and may not include all of the types of investments described above. In the future, the Fund may form one or more additional wholly-owned and controlled subsidiaries.